SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2018
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

On July 12, 2018, we closed the Hilli Acquisition, see Note 10 (d) for more information. In connection with the closing, we provided a several guarantee of 50% of Hilli Corp’s obligations under the Hilli Facility.

In August 2018, we paid a distribution of $0.5775 per common unit in respect of the quarter ended June 30, 2018, to unitholders of record as of August 7, 2018 amounting to $41.2 million in the aggregate. We also paid a cash distribution of $0.546875 per Series A Preferred Unit in respect of the period from May 15, 2018 through August 14, 2018 to unitholders of record as of August 8, 2018, amounting to $3.0 million in the aggregate.